UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003

                                 ANADIGICS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            0-25662             22-2582106
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(State or other jurisdiction     (Commission File      (I.R.S. Employer
of incorporation)                Number)               Identification No.)


35 Technology Drive
Warren, New Jersey                                            07059
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(Address of principal executive offices)                    (Zip Code)


                                 (908) 668-5000
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               Registrant's telephone number, including area code

                                      None
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         (Former name or former address, if changed since last report.)




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Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         99.1     Press Release issued by ANADIGICS, Inc. dated April 16, 2003.

Item 9. Regulation FD Disclosure.

          On April 16, 2003, ANADIGICS, Inc. issued a press release announcing its financial results for the first quarter 2003. A copy of the press release is attached as Exhibit 99.1.

          This information contained in this "Item 9. Regulation FD Disclosure" is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

          The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ANADIGICS, INC.

Date:  April 16, 2003




                             By:  /s/ Thomas C. Shields
                                  ----------------------------------
                                  Name:  Thomas C. Shields
                                  Title:  Chief Financial Officer







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


                                  EXHIBIT INDEX



Number         Description
------         -----------

99.1           Press Release issued by ANADIGICS, Inc. dated April 16, 2003







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